  Exhibit 99.1

Yum China Holdings, Inc.

Recast Quarterly Segment Operating Results

(in US$ millions)

(unaudited)

2017

	Quarter Ended 2/28/2017
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated	Total
Total revenues	896	379	9	—	1,284
Company restaurant expenses	665	296	7	—	968
General and administrative expenses	25	17	2	23	67
Franchise expenses	13	—	—	—	13
Closures and impairment expenses (income), net	1	(1)	—	—	—
Refranchising gain, net	—	—	—	(1)	(1)
Other income, net	(15)	—	(2)	—	(17)
Total costs and expenses, net	689	312	7	22	1,030
Operating Profit (Loss)	207	67	2	(22)	254

2016

	Quarter Ended 2/29/2016
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated	Total
Total revenues	921	367	15	—	1,303
Company restaurant expenses	706	313	13	—	1,032
General and administrative expenses	24	17	1	24	66
Franchise expenses	14	—	—	—	14
Closures and impairment (income) expenses, net	—	(1)	1	—	—
Refranchising gain, net	—	—	—	(3)	(3)
Other income, net	(14)	—	(1)	—	(15)
Total costs and expenses, net	730	329	14	21	1,094
Operating Profit (Loss)	191	38	1	(21)	209

	Quarter Ended 5/31/2016
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated	Total
Total revenues	1,107	466	15	—	1,588
Company restaurant expenses	930	417	15	—	1,362
General and administrative expenses	38	26	3	37	104
Franchise expenses	17	—	—	—	17
Closures and impairment expenses (income), net	21	11	(1)	—	31
Refranchising gain, net	—	—	—	(1)	(1)
Other income, net	(8)	—	—	(4)	(12)
Total costs and expenses, net	998	454	17	32	1,501
Operating Profit (Loss)	109	12	(2)	(32)	87

Yum China Holdings, Inc.

Recast Quarterly Segment Operating Results

(in US$ millions)

(unaudited)

	Quarter Ended 8/31/2016
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated	Total
Total revenues	1,297	574	12	—	1,883
Company restaurant expenses (income)	1,013	465	15	(1)	1,492
General and administrative expenses	39	25	2	35	101
Franchise expenses	19	1	—	—	20
Closures and impairment expenses, net	4	1	—	—	5
Refranchising gain, net	—	—	—	(4)	(4)
Other income, net	(16)	—	—	(1)	(17)
Total costs and expenses, net	1,059	492	17	29	1,597
Operating Profit (Loss)	238	82	(5)	(29)	286

	Quarter Ended 12/31/2016
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated	Total
Total revenues	1,371	588	19	—	1,978
Company restaurant expenses	1,178	531	15	—	1,724
General and administrative expenses	60	32	4	57	153
Franchise expenses	18	2	—	—	20
Closures and impairment expenses, net	16	6	3	17	42
Refranchising gain, net	—	—	—	(7)	(7)
Other income, net	(7)	—	(5)	—	(12)
Total costs and expenses, net	1,265	571	17	67	1,920
Operating Profit (Loss)	106	17	2	(67)	58

Yum China Holdings, Inc.

Recast Annual Segment Operating Results

(in US$ millions)

(unaudited)

2016

	Year Ended 12/31/2016
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated	Total
Total revenues	4,696	1,995	61	—	6,752
Company restaurant expenses (income)	3,827	1,726	58	(1)	5,610
General and administrative expenses	161	100	10	153	424
Franchise expenses	68	3	—	—	71
Closures and impairment expenses, net	41	17	3	17	78
Refranchising gain, net	—	—	—	(15)	(15)
Other income, net	(45)	—	(6)	(5)	(56)
Total costs and expenses, net	4,052	1,846	65	149	6,112
Operating Profit (Loss)	644	149	(4)	(149)	640

2015

	Year Ended 12/31/2015
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated	Total
Total revenues	4,768	2,041	100	—	6,909
Company restaurant expenses	4,032	1,803	96	—	5,931
General and administrative expenses	150	91	10	144	395
Franchise expenses	70	—	—	—	70
Closures and impairment expenses, net	50	8	6	—	64
Refranchising gain, net	—	—	—	(13)	(13)
Other (income) expenses, net	(33)	—	(4)	11	(26)
Total costs and expenses, net	4,269	1,902	108	142	6,421
Operating Profit (Loss)	499	139	(8)	(142)	488

Yum China Holdings, Inc.

KFC Operating Results

(in US$ millions)

(unaudited)

	Quarter Ended	Quarter Ended				Year Ended	Year Ended
	2/28/2017	2/29/2016	5/31/2016	8/31/2016	12/31/2016	12/31/2016	12/31/2015
Revenues
Company sales	870	897	1,078	1,263	1,334	4,572	4,652
Franchise fees and income	26	24	29	34	37	124	116
Total revenues	896	921	1,107	1,297	1,371	4,696	4,768
Costs and Expenses, Net
Company restaurants
Food and paper	251	275	330	365	402	1,372	1,513
Payroll and employee benefits	167	159	223	243	308	933	903
Occupancy and other operating expenses	247	272	377	405	468	1,522	1,616
Company restaurant expenses	665	706	930	1,013	1,178	3,827	4,032
General and administrative expenses	25	24	38	39	60	161	150
Franchise expenses	13	14	17	19	18	68	70
Closures and impairment expenses, net	1	—	21	4	16	41	50
Other income, net	(15)	(14)	(8)	(16)	(7)	(45)	(33)
Total costs and expenses, net	689	730	998	1,059	1,265	4,052	4,269
Operating Profit	207	191	109	238	106	644	499

Company sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Food and paper	28.9	30.7	30.5	29.0	30.1	30.0	32.5
Payroll and employee benefits	19.3	17.7	20.7	19.2	23.1	20.4	19.4
Occupancy and other operating expenses	28.2	30.4	35.0	32.1	35.1	33.3	34.7
Restaurant margin	23.6%	21.2%	13.8%	19.7%	11.7%	16.3%	13.3%
Operating margin	23.8%	21.3%	10.1%	18.8%	7.9%	14.1%	10.7%

Percentages may not recompute due to rounding.

Yum China Holdings, Inc.

Pizza Hut Operating Results

(in US$ millions)

(unaudited)

	Quarter Ended	Quarter Ended				Year Ended	Year Ended
	2/28/2017	2/29/2016	5/31/2016	8/31/2016	12/31/2016	12/31/2016	12/31/2015
Revenues
Company sales	379	367	465	573	588	1,993	2,040
Franchise fees and income	—	—	1	1	—	2	1
Total revenues	379	367	466	574	588	1,995	2,041
Costs and Expenses, Net
Company restaurants
Food and paper	92	105	127	144	151	527	611
Payroll and employee benefits	88	82	115	129	157	483	457
Occupancy and other operating expenses	116	126	175	192	223	716	735
Company restaurant expenses	296	313	417	465	531	1,726	1,803
General and administrative expenses	17	17	26	25	32	100	91
Franchise expenses	—	—	—	1	2	3	—
Closures and impairment expenses (income), net	(1)	(1)	11	1	6	17	8
Total costs and expenses, net	312	329	454	492	571	1,846	1,902
Operating Profit	67	38	12	82	17	149	139

Company sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Food and paper	24.1	28.6	27.5	25.1	25.6	26.4	29.9
Payroll and employee benefits	23.1	22.6	24.4	22.6	26.8	24.3	22.4
Occupancy and other operating expenses	30.9	34.0	37.7	33.6	37.8	35.9	36.1
Restaurant margin	21.9%	14.8%	10.4%	18.7%	9.8%	13.4%	11.6%
Operating margin	17.7%	10.4%	2.7%	13.9%	3.4%	7.5%	6.8%

Percentages may not recompute due to rounding.

Yum China Holdings, Inc.

Recast Quarterly System and Same-Store Sales Growth

(unaudited)1

2017

	Quarter Ended 2/28/2017
	KFC	Pizza Hut	All Other Segments	Total
System Sales (Decline) Growth	(2)%	3%	(44)%	(1)%
System Sales Growth (Decline), excluding F/X	3%	9%	(41)%	4%
Same-Store Sales Growth (Decline)	1%	2%	(14)%	1%

2016

	Quarter Ended 2/29/2016
	KFC	Pizza Hut	All Other Segments	Total
System Sales Growth (Decline)	10%	(5)%	(43)%	6%
System Sales Growth (Decline), excluding F/X	16%	—%	(40)%	11%
Same-Store Sales Growth (Decline)	12%	(12)%	(3)%	6%

	Quarter Ended 5/31/2016
	KFC	Pizza Hut	All Other Segments	Total
System Sales Growth (Decline)	1%	(5)%	(42)%	(1)%
System Sales Growth (Decline), excluding F/X	5%	(1)%	(40)%	3%
Same-Store Sales Growth (Decline)	3%	(10)%	(4)%	—%

	Quarter Ended 8/31/2016
	KFC	Pizza Hut	All Other Segments	Total
System Sales (Decline) Growth	(4)%	1%	(35)%	(3)%
System Sales Growth (Decline), excluding F/X	2%	7%	(31)%	3%
Same-Store Sales Decline	(1)%	(4)%	(1)%	(1)%

	Quarter Ended 12/31/2016
	KFC	Pizza Hut	All Other Segments	Total
System Sales (Decline) Growth	(3)%	—%	(41)%	(2)%
System Sales Growth (Decline), excluding F/X	4%	7%	(37)%	4%
Same-Store Sales Growth (Decline)	1%	(3)%	(4)%	—%

1  The Company provides system sales growth (decline), excluding the impact of foreign currency translation (“F/X”).  These amounts are derived by translating current year results at prior year average exchange rates.  The Company believes the elimination of the F/X impact provides better year-to-year comparability without the distortion of foreign currency fluctuations.

Yum China Holdings, Inc.

Recast Annual System and Same-Store Sales Growth

(unaudited)

2016

	Year Ended 12/31/2016
	KFC	Pizza Hut	All Other Segments	Total
System Sales Growth (Decline)	—%	(2)%	(41)%	(1)%
System Sales Growth (Decline), excluding F/X	6%	4%	(37)%	5%
Same-Store Sales Growth (Decline)	3%	(7)%	(3)%	—%

2015

	Year Ended 12/31/2015
	KFC	Pizza Hut	All Other Segments	Total
System Sales (Decline) Growth	(2)%	9%	(41)%	—%
System Sales Growth (Decline), excluding F/X	—%	11%	(40)%	2%
Same-Store Sales Decline	(4)%	(4)%	(10)%	(4)%

Yum China Holdings, Inc.

Recast Unit Activity

(unaudited)

KFC
	Company-owned	Unconsolidated affiliates	Franchise	Total
As of 12/31/2014	3,732	757	339	4,828

Net Unit Change
2015	89	39	47	175

As of 12/31/2015	3,821	796	386	5,003

Net Unit Change
Q1 2016	(6)	7	15	16
Q2 2016	—	8	12	20
Q3 2016	17	1	30	48
Q4 2016	81	24	32	137

As of 12/31/2016	3,913	836	475	5,224

Net Unit Change
Q1 2017	45	12	(5)	52

As of 2/28/2017	3,958	848	470	5,276

Yum China Holdings, Inc.

Recast Unit Activity

(unaudited)

Pizza Hut
	Company-owned	Franchise	Total
As of 12/31/2014	1,569	3	1,572

Net Unit Change
2015	318	13	331

As of 12/31/2015	1,887	16	1,903

Net Unit Change
Q1 2016	23	—	23
Q2 2016	22	1	23
Q3 2016	41	3	44
Q4 2016	84	4	88

As of 12/31/2016	2,057	24	2,081

Net Unit Change
Q1 2017	26	3	29

As of 2/28/2017	2,083	27	2,110

All Other Segments
	Company-owned	Franchise	Total
As of 12/31/2014
	116	199	315
Net Unit Change
2015	(56)	11	(45)

As of 12/31/2015	60	210	270

Net Unit Change
Q1 2016	(6)	(4)	(10)
Q2 2016	(1)	(1)	(2)
Q3 2016	(11)	3	(8)
Q4 2016	(4)	11	7

As of 12/31/2016	38	219	257

Net Unit Change
Q1 2017	1	19	20

As of 2/28/2017	39	238	277